                     EXPLANATION OF PROCEDURES CONCERNING
             EXCHANGE OF LOCKHEED MARTIN CORPORATION COMMON STOCK
               FOR MARTIN MARIETTA MATERIALS, INC. COMMON STOCK

                                                            September 16, 1996

Purpose of this Document

          According to our records, you are a participant in one or more savings plans or 401(k) plans (these plans are referred to in this explanation as "Individual Account Plans") maintained by Lockheed Martin Corporation ("LMC") or its subsidiaries which permit the investment of a portion of your plan account in a fund invested in shares of LMC common stock (the "Company Stock Fund" or "LMC Stock Fund"). This document, which has been prepared by LMC, is being sent to you by State Street Bank and Trust Company (the "Plan Trustee"), along with the other materials enclosed in this envelope, because LMC has commenced an exchange offer (the "Exchange Offer") with its stockholders. Pursuant to the Exchange Offer, each LMC stockholder is being offered the opportunity to receive shares of Martin Marietta Materials, Inc. ("Materials"), an 81%-owned subsidiary of LMC, in exchange for shares of LMC. For each share of LMC common stock exchanged, a Lockheed Martin stockholder may become entitled to receive ____ shares of Materials common stock, subject to adjustment if the Exchange Offer is oversubscribed.

          Participants in the LMC Stock Fund will be allowed to direct the Trustee as to whether to exchange LMC shares that are attributable to their individual accounts. This document (the "Plan Exchange Procedures") is intended to supplement the other materials enclosed in this package regarding the Exchange Offer and to explain the procedures that govern your decision whether to exchange some or all of the LMC stock


- --------------------------------------------------------------------------------
    SPECIFICALLY DESIGNATED PORTIONS OF THIS DOCUMENT* CONSTITUTE PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES
                                  ACT OF 1933
- --------------------------------------------------------------------------------

*All of the document except as specifically noted on pages 7-8.

attributable to your account. You should carefully read the Plan Exchange Procedures and the other materials sent to you, in particular, the Offering Circular/Prospectus.

          These Plan Exchange Procedures are for information purposes only. Neither LMC, the LMC Board of Directors nor the Plan Trustee makes any recommendation whether to exchange or to refrain from exchanging LMC shares in the Exchange Offer. If you have any questions concerning the Exchange Offer, you should contact the Information Agent for the Exchange Offer at 1-800-566-9058.

Procedures for Instructing the Trustee With Regard to Your Decision Whether to Exchange LMC Shares

          Enclosed in this envelope is a Participant Instruction Card ("Instruction Card" or "Card") and a self-addressed return envelope. If you wish to have some or all of the LMC shares attributable to your account exchanged, you must return the Instruction Card. You should also return the Instruction Card even if you do NOT want to exchange your LMC shares. The Instruction Card must be mailed to the address listed on the envelope included with these Plan Exchange Procedures.

          When you examine your Card, you will see that it provides different election amounts from 0% to 100% in 10% increments. Your selection of one of these amounts will instruct the Plan Trustee as to what percent of your LMC shares you want to exchange. The Card also shows the number of LMC shares that plan records show as attributable to your account as of the close of business on August 30, 1996, as calculated by the Trustee. The Trustee will calculate a new number of shares as of the close of business on October 16th. All other Individual Account Plan transactions received before 4:00 p.m. east coast time on October 16, 1996 will be processed before the Trustee calculates the new LMC share amount. It is the October 16th balance which will be used to determine the number of shares that will be tendered according to your election and subject to the terms of the Exchange Offer.

          You should indicate the shares you wish to exchange, if any, by checking a percentage, from 0% to 100%, in the appropriate box on your Card. If you check a box of less than 100% and return the Instruction Card, your Card will be treated as an instruction to exchange the percentage of LMC shares listed and an instruction NOT to exchange all remaining LMC shares. For example, an instruction to exchange 20% of your shares will be treated as an instruction to exchange 20% of your LMC shares and an instruction not to exchange the remaining 80%.

          If you do not wish to exchange any shares, you must return the
                                                         ----
Instruction Card with the box for 0% checked.  If you fail to return a Card,
                                               -----------------------------
send the Card to an improper address, or send an incomplete or incorrect Card,
- ------------------------------------------------------------------------------
an independent fiduciary will decide whether to tender the LMC shares in your
- -----------------------------------------------------------------------------
account, in accordance with plan provisions and applicable law.  U.S. Trust
- -----------------------------------------------------------------
Company has been retained to serve as the independent fiduciary and to make the exchange decision with regard to any LMC shares attributable to participant accounts for which no properly completed instructions are received.

          Your account balance will be updated for purchases or sales of LMC shares attributable to your account through the close of business on Wednesday, October 16, 1996, which will be the date used to calculate the actual number of LMC shares to be exchanged. (This date is called the "Share Determination Date.") For example, if your Instruction Card shows 100 LMC shares attributable to your account and you elect to exchange 60% of your shares, but your account balance as of the Share Determination Date has increased to 120 shares, the Trustee will exchange 72 LMC shares (i.e., 60% of 120 shares). The LMC shares exchanged will include fractional shares attributable to your account, to the extent practicable. LMC shares credited to your account after the Share Determination Date will not be exchanged.

          THE DEADLINE FOR RECEIPT OF YOUR INSTRUCTION CARD IS OCTOBER 11, 1996. An original signed Instruction Card must be received by mail on or before that date at the address listed on the enclosed self-addressed envelope. Facsimiles will NOT be accepted. Although the Exchange Offer closes on October 18, 1996 for individuals who own shares directly, instructions from participants in Individual Account Plans must be received by October 11th in order to accurately tabulate instructions and submit Exchange Offer instructions to the Exchange Agent.

          Any instruction regarding the exchange of LMC shares attributable to your account may be modified so long as your Instruction Card is received by the close of business on October 11th. If you want to modify your instructions, you must obtain and mail in a new Instruction Card. A new Card may be obtained by calling the Information Agent at 1-800-566-9058.

          AS REQUIRED BY LAW, ALL EXCHANGE DECISIONS ARE STRICTLY CONFIDENTIAL. Your exchange decision will be processed by the

Plan Trustee and the Exchange Agent. Your exchange decision will not be disclosed to any member of Lockheed Martin Corporation management.

          It is possible that the terms of the Exchange Offer may change. For example, if too few shares are tendered, it is possible that the length of time to respond to the Exchange Offer may be extended, the terms of the Exchange Offer may be changed, or other steps may be taken. You will be notified of any material changes.

          It is possible that, if the number of tendered shares is less than is required to distribute all of the Materials stock, the remaining Materials shares will be distributed as a stock dividend to the remaining holders of LMC shares. If this occurs, appropriate notifications will be sent to all shareholders, including participants in the Individual Account Plans.

          It is also possible that more LMC shares will be tendered than can be exchanged for Materials stock. In this case, the amount of shares accepted for exchange will be reduced proportionately. If the Exchange Offer is oversubscribed by 50%, for example, only 2/3 of the shares you elected to tender will be accepted for exchange.

Procedures for Handling Accounts After the Close of The Exchange Offer

          The Exchange Offer will not affect your ability to buy or sell additional units in the LMC Stock Fund through contributions or investment switches through close of business on October 16, 1996. Your ability to sell LMC shares will not be affected if you return an Instruction Card and elect not to exchange any LMC shares. If you exchange a portion of your LMC shares, or if you fail to return a properly completed Instruction Card by October 11, 1996 and the independent fiduciary exchanges LMC shares on your behalf, the portion of your account relating to the exchanged shares, as indicated by the elected percentage on the Instruction Card, WILL NOT BE AVAILABLE for plan transactions until the exchange is completed in November. This delay is necessary to accurately process the exchange instructions received from participants.

          For example, if you elect to exchange 50% of your LMC shares and 120 LMC shares are attributable to your account as of October 16th, you will only be able to make plan transactions with regard to 60 of these shares (50% of 120 shares) from October 16th through the completion of the exchange. We anticipate the exchange will be completed by mid-November. Once the exchange is complete, your entire account will once again be available for all plan transactions, subject to the various limitations described below.

          There are three ways in which you can learn the number of LMC shares accepted for exchange. If your Plan has a voice response system, you should be able to determine your new balances approximately seven days after LMC publicly announces the result of the Exchange Offer. In addition, you receive quarterly statements showing your account balance. The quarterly statement for the period in which the exchange occurs will show a new balance in the Materials Stock Fund if any shares attributable to your account are exchanged by you or by the independent fiduciary. In addition, you will receive a transaction confirmation statement describing the results of the exchange.

Description of Materials Stock Fund

          In considering whether to exchange your LMC shares, in addition to reviewing all of the enclosed communication material, it is very important that you understand the treatment under your Plan of any Materials common stock that you receive in exchange for your LMC shares. Materials common stock received by participants in the Plan will be held in a separate fund, the "Materials Stock Fund," established as part of completing the exchange. The Materials Stock Fund will operate in a manner different from the other funds under the Plan. It will, however, be a unitized fund, like the LMC Stock Fund.

          You will not be able to add to your Materials Stock Fund balance. Cash dividends on Materials common stock will be held in the Materials Stock Fund in short term investments and will not be invested in shares of Materials common stock. Distributions from the Materials Stock Fund will be made in cash and not in shares of stock.

          Other than for transfers in the Lockheed Martin Energy Systems, Inc. Savings Program, transfers out of the Materials Stock Fund will be handled differently from other investment directions for prior contributions. Normally, regular investment directions are handled by voice response and result in a reallocation of a participant's entire account balance derived from prior contributions. In contrast, transfers out of the Materials Stock Fund must be made through a customer service representative and not as a reallocation through the voice response system. A direction to transfer out of the Materials Stock Fund will involve only the assets transferred out of that Fund and will not result in a reallocation of other account balances. In addition, a reallocation of your entire prior contribution account balance and a transfer out of the Materials Stock Fund cannot be completed on the same day but instead must be requested and processed separately. Finally, for all plans (including the Lockheed Martin Energy Systems, Inc. Savings Program), assets transferred out of the Materials Stock Fund cannot be transferred back into the Materials Stock Fund at a later date.

          In any event, the Materials Stock Fund under your Plan will be terminated as of October 30, 1998. The termination date may be extended in which case you will be notified of the extension prior to August 1, 1998. If you have not disposed of your Materials Stock Fund balance by the termination date, the Plan will provide for the orderly liquidation of the remaining balances in the Materials Stock Fund as of that date and the reinvestment of the proceeds in the least volatile investment fund offered under the Plan, as selected by the Benefit Plan Committee.

          The LMC shares presently attributable to your account may come from different contribution sources, such as employee pre-tax deferrals, employee after-tax contributions, or company matching contributions. The types and percentages of contribution sources of Materials shares credited to your account after the Exchange Offer will be identical to the types and percentages of contribution sources of the LMC shares in your account on October 16, 1996.
Your balance in the Materials Stock Fund will be available for loans and all withdrawals (hardship or otherwise) to the extent permitted under the Plan for those types of contributions.

Description of Tax Consequences

          Exchanging LMC shares for Materials shares could change how you are taxed on the amounts distributed to you from the plan. Depending on the type of distribution, a participant who takes an in-kind distribution of shares of stock may elect not to be taxed at the time of distribution on the "net unrealized appreciation" attributable to certain types of contributions. The "net unrealized appreciation" is the difference between the value of the units in the stock fund at the time they were allocated to your account and at the time the shares representing the value of those units are distributed to you. Net unrealized appreciation will not be taxed until the stock is sold and the appreciation is realized.

          For tax purposes, the cost basis of the LMC shares currently allocated to your account will be apportioned between your remaining shares in the LMC Stock Fund and your shares in the Materials Stock Fund. Distributions upon termination of employment or withdrawals from the Materials Stock Fund will be made, however, only in cash. As a result, distributions from the Materials Stock Fund will not be eligible for "net unrealized appreciation" tax treatment.

          For example, suppose that (1) prior to the Exchange Offer, you intended to receive your entire distribution from the LMC Stock Fund in shares and (2) after the Exchange Offer, you intend to receive your LMC Stock Fund balance in shares and your Materials Stock Fund balance in cash. In this case (and assuming that the value of your Materials stock is equal to the value of the LMC stock that would have remained in your account if the Exchange Offer had not occurred) you will pay a higher tax at the time of the distribution (and a lesser tax upon sale of your LMC shares) than would be the case if you had not exchanged your LMC shares. This is because the tax due on the appreciation of the LMC shares would have been deferred until you sold the LMC shares, whereas you are taxed on the full amount of your cash distribution from the Materials Stock Fund (less the amount of your after-tax contributions invested in that fund).

Treatment of Materials Employees

          If you will be an employee of Materials after completion of the Exchange Offer, your balance in the Lockheed Martin Savings and Investment Plan for Hourly Employees or the Lockheed Martin Performance Sharing Plan will be transferred to new plans to be established by Materials. Because LMC will no longer be the parent company of your employer, the treatment of the Materials Stock Fund may be different than the procedures described in the immediately preceding section. In addition, the treatment of your investment in the LMC Stock Fund may change. The terms of the new Materials plans, and not your existing Lockheed Martin plans will govern how LMC and Materials common stock attributable to your accounts will be treated.

          Materials will provide you with information concerning your new plans and you may want to consider that information in making your decision as to how to respond to the Exchange Offer. Materials has provided Lockheed Martin with the following information ( which does not constitute part of this Prospectus):

       "Specifically, any remaining shares of LMC stock that were not tendered for exchange will be held in a separate "LMC Stock Fund" and you will have a new company stock investment option in your plans for Materials stock called the "Materials Stock Fund." You will be able to dispose of and transfer out any balance in the LMC Stock Fund in the same manner and at the same time as you are able to dispose of and transfer out other assets in your account. However, you will not be able to add to your LMC stock balance and any cash dividends from LMC stock will be reinvested automatically in a new stable value fund. You will not have proxy rights associated with any LMC shares in your LMC Stock Fund. For income tax purposes, the cost basis of the LMC Stock currently allocated to your account as of October 16, 1996 will be apportioned between any remaining LMC shares and any Materials shares in the Materials Stock Fund. Additionally, any LMC shares remaining in your LMC Stock Fund will be liquidated on or about October 31, 1998, and will be reinvested automatically in a stable value fund option. You will be able to receive the balance in your LMC Stock Fund in shares of LMC stock if, and only if, you terminate employment and request a distribution before November 1, 1998."

                              EXCHANGE PROCEDURES
                              KEY DATES AND TERMS


KEY DATES (Based on schedule as of September 16, 1996; dates are approximate and
- ----------
may change if the Exchange Offer deadline is extended).

Date                         Event
- --------------------------------------------------------------------------------
September 16, 1996           Exchange Offer Commences - Begin mailing materials
                             to plan participants

October 11, 1996             Deadline for receipt by Exchange Agent of
                             Participant Instruction Cards

October                      Share Determination Date - Participant LMC account
16, 1996                     balances updated to reflect transactions through
                             close of business on October 16, 1996.  It is this
                             balance that will be used to determine the number
                             of shares exchanged.

October                      Commencement of restrictions on exchange of all
16, 1996                     units in LMC Stock Fund  for  participants who
                             directed Trustee  to exchange all or a percentage
                             of LMC account (or participants who provided no
                             properly completed directions in the event the
                             independent fiduciary directs an exchange of
                             shares for those accounts).  Restrictions only
                             apply to tendered portion of account.

October 18, 1996             Exchange offer closes -Trustee submits exchange
                             instructions to LMC Exchange Agent.

Approximately                Exchange Agent announces whether Exchange Offer
October 25, 1996             was oversubscribed and if so, the percentage of
                             shares tendered which will be exchanged.

Week of  November 4,         Trustee receives new Materials shares. Lifting of
1996                         restrictions on exchange in LMC Stock Fund for
                             participants who directed Trustee  to exchange all
                             or a percentage of Company Stock Account balance
                             (or participants who provided no properly
                             completed directions in the event the independent
                             fiduciary directs a exchange  for those accounts.


KEY TERMS
- ---------

     "Exchange Offer" - the opportunity being provided to shareholders of Lockheed Martin Corporation to exchange shares of common stock of Lockheed Martin Corporation for shares of common stock of Martin Marietta Materials, Inc.

     "Independent Fiduciary" - U.S. Trust Company, the special fiduciary appointed to respond to the Exchange Offer on behalf of participants for whom properly completed instructions are not received by the deadline.

     "Instruction Card" - (or "Card" or "Participant Instruction Card") - the card/form on which a participant may give instructions to the Trustee as to whether or not to temder in response to the Exchange Offer.

     "Offering Circular/Prospectus" - a document provided to all shareholders of Lockheed Martin Corporation which describes the Exchange Offer.

     "Plan Exchange Procedures" - a document provided to employees who participate in plans sponsored by Lockheed Martin Corporation or its subsidiaries which permit investment of account balances in Lockheed Martin Corporation common stock. The Plan Exchange Procedures set forth the procedures whereby a participant in one of those plans may instruct the plan trustee as to how to respond to the Exchange Offer.

     "Share Determination Date: - the balance in a participant's account on this date will be used to determine the number of shares that will be temdered as part of the Exchange Offer, if the participant (or the independent fiduciary tender in the case of a participant who does not turn in a properly completed Instruction Card) directs the trustee to tender a percentage of his/her account.

This Plan Exchange Procedures explanation applies to participants in the following plans:

     Lockheed Martin Corporation Performance Sharing Plan
     Lockheed Martin Corporation Savings and Investment Plan for Hourly
Employees
     Lockheed Martin Energy Systems, Inc. Savings Program
     Lockheed Martin Performance Sharing Plan for Puerto Rico Employees

                     EXPLANATION OF PROCEDURES CONCERNING
             EXCHANGE OF LOCKHEED MARTIN CORPORATION COMMON STOCK
               FOR MARTIN MARIETTA MATERIALS, INC. COMMON STOCK

                                                            September 16, 1996

Purpose of this Document

          According to our records, you are a participant in the Sandia Corporation Savings and Security Plan or the Sandia Corporation Savings and Income Plan (these plans are referred to in this explanation as "Individual Account Plans") maintained by Sandia Corporation, a subsidiary of Lockheed Martin Corporation ("LMC") which permits the investment of a portion of your plan account in the Company Common Stock Fund (LMC Shares). This document, which has been prepared by LMC, is being sent to you by Fidelity Management Trust Company (the "Plan Trustee" or "Fidelity"), along with the other materials enclosed in this envelope, because LMC has commenced an exchange offer (the "Exchange Offer") with its stockholders. Pursuant to the Exchange Offer, each LMC stockholder is being offered the opportunity to receive shares of Martin Marietta Materials, Inc. ("Materials"), an 81%-owned subsidiary of LMC, in exchange for shares of LMC. For each share of LMC common stock exchanged, a Lockheed Martin stockholder may become entitled to receive ____ shares of Materials common stock, subject to adjustment if the Exchange Offer is oversubscribed.

          Participants invested in the Company Common Stock Fund (LMC Shares) will be allowed to direct the Trustee as to whether to exchange LMC shares owned by the Plan that are attributable to their individual accounts. This document (the "Plan Exchange Procedures") is intended to supplement the other materials enclosed in this package regarding the Exchange Offer and to explain the procedures that govern your decision whether to exchange some or all of the LMC stock attributable to your account. You should read carefully the Plan Exchange Procedures and the other materials sent to you, in particular, the Offering Circular/Prospectus, and make your own decision regarding the Exchange Offer.

          These Plan Exchange Procedures are for information purposes only. Neither LMC, Sandia Corporation, their Boards of Directors nor the Plan Trustee makes any recommendation whether to exchange or to refrain from exchanging LMC shares in the Exchange Offer.If you have any questions concerning the Exchange Offer, you should contact the Information Agent for the Exchange Offer at 1-800-566-


                THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
                 COVERING SECURITIES THAT HAVE BEEN REGISTERED
                       UNDER THE SECURITIES ACT OF 1933

9058. If you have any questions concerning the Plan Exchange Procedures, you should contact Fidelity at 1-800-240-4015.

Procedures for Instructing the Trustee With Regard to Your Decision Whether to Tender LMC Shares

          Enclosed in this envelope is a Participant Instruction Card ("Instruction Card" or "Card") and a self-addressed return envelope. If you wish to have some or all of the LMC shares attributable to your account exchanged, you must return the Instruction Card. You should also return the Instruction Card even if you do NOT want to exchange your LMC shares. The Instruction Card must be mailed to the address listed on the Card and on the envelope included with these Plan Exchange Procedures.

          When you examine your Card, you will see that it provides different election amounts from 0% to 100% in 10% increments. Your selection of one of these amounts will instruct the Plan Trustee, what percent of your LMC shares you want to exchange. The Card also shows the number of LMC shares that plan records show as attributable to your account as of the close of business on September 9th, as calculated by the Plan Trustee. The Trustee will calculate a new number of shares attributable to your account as of the close of business on October 11th. All transactions received by close of business on October 11th will be processed before the Trustee calculates the new share amount. It is the October 11th balance which will be used to determine the number of shares that will be exchanged according to your election and subject to the terms of the Exchange Offer.

          You should indicate the shares you wish to exchange, if any, by checking a percentage, from 0% to 100%, in the appropriate box on your Card. If you check a box of less than 100% and return the Instruction Card, your Card will be treated as an instruction to exchange the percentage of LMC shares listed and an instruction NOT to exchange all remaining LMC shares. For example, an instruction to exchange 20% of your shares will be treated as an instruction to exchange 20% of your LMC shares and an instruction not to exchange the remaining 80%.

          If you do not wish to exchange any shares, you should return the Instruction Card with the box for 0% shares checked. If you fail to return a Card, send the Card to an improper address, or send an incomplete or incorrect Card, you will be deemed to have instructed the Trustee not to exchange any shares attributable to your account.

          Your account balance will be updated for purchases or sales of LMC shares attributable to your account through the close of business on Friday, October 11, 1996, which will be the date used to calculate the actual number of LMC shares to be exchanged.

(This date is called the "Share Determination Date.") For example, if your Instruction Card shows 100 LMC shares attributable to your account and you elect to exchange 60% of your shares, but your account balance as of the Share Determination Date has increased to 120 shares, the Trustee will tender 72 LMC shares (i.e., 60% of 120 shares). The LMC shares exchanged will include fractional shares attributable to your account, to the extent practicable. LMC shares credited to your account after the Share Determination Date will not be exchanged.

          THE DEADLINE FOR RECEIPT OF YOUR INSTRUCTION CARD IS MIDNIGHT OCTOBER 11, 1996. An original signed Instruction Card must be received on or before that date by mail at the address printed on the enclosed self-addressed envelope. Facsimiles will NOT be accepted. Although the Exchange Offer closes on October 18, 1996 for individuals who own shares directly, instructions from participants in Individual Account Plans must be received by October 11th in order to allow the Plan Trustee to accurately tabulate instructions and submit Exchange Offer instructions to the Exchange Agent.

          Any instruction regarding the exchange of LMC shares attributable to your account may be modified so long as your Instruction Card is received by midnight on October 11th. If you want to modify your instructions, you must obtain and mail in a new Instruction Card. A new Card may be obtained by calling Fidelity at 1-800-240-4015.

          AS REQUIRED BY LAW, ALL EXCHANGE DECISIONS ARE STRICTLY CONFIDENTIAL. Your exchange decision will be processed by the Plan Trustee and its affiliates and agents. Your exchange decision will not be disclosed to any member of Lockheed Martin or Sandia Corporation management.

          It is possible that the terms of the Exchange Offer may change. For example, if too few shares are tendered, it is possible that the length of time to respond to the Exchange Offer may be extended, the terms of the Exchange Offer may be changed, or other steps may be taken. You will be notified of any material changes.

          It is possible that, if the number of tendered shares is less than is required to distribute all of the Materials stock, the remaining Materials shares will be distributed as a stock dividend to the remaining holders of LMC shares. If this occurs, appropriate notifications will be sent to all shareholders, including participants in the Individual Account Plans.

          It is also possible that more LMC shares will be tendered than can be exchanged for Materials stock. In this case, the amount of shares accepted for exchange will be reduced proportionately. If the Exchange Offer is oversubscribed by 50%, for example, only 2/3 of the shares you elected to tender will be accepted for exchange.

Procedures for Handling Accounts After the Close of The Exchange Offer

          This Exchange Offer will not affect your ability to buy additional units in the Company Common Stock Fund (LMC Shares) through contributions or exchanges. Nonetheless, as of 4:00 PM on Friday, October 11th, you will NOT be able to take distributions or make exchanges from the Company Common Stock Fund (LMC Shares) for a certain period of time:

 .    No participant will be able to take distributions or make exchanges from the Company Common Stock Fund (LMC Shares) until the Plan Trustee completes its tabulation and tender (the "Tender Completion Date"), which is expected to occur by the close of business on October 17, 1996.

 .    Participants who instruct the Plan Trustee not to exchange any of the LMC shares attributable to the Company Common Stock Fund (LMC Shares) will be able to take distributions or make exchanges after the Tender Completion Date. This is expected to occur by the close of business on October 17, 1996.

 .    Participants who instruct the Plan Trustee to exchange any allowable percentage of the Company Common Stock Fund (LMC Shares) will NOT be able to take distributions or make exchanges from that fund until the Exchange Offer is complete and the Plan Trustee has received the Materials shares and completed processing (the "Processing Completion Date"). This is expected to occur around mid-November.

     The Trustee will process exchanges in participant accounts as soon as administratively feasible after the Exchange Offer is complete and the Materials Stock has been received. It is anticipated that the Trustee will receive the Materials common stock during the first week in November. If the Exchange Offer results in activity in your Plan account, that activity will be reflected on the quarterly statement for the period in which the processing occurs. In addition, after the processing is complete, you can call the Fidelity at 1-800-240-4015 to learn about your balances in the Company Common Stock Fund (LMC Shares) and the Materials Stock Fund.

Description of Materials Stock Fund

     In considering whether to exchange your LMC shares, in addition to reviewing all of the enclosed communication material, it is very important that you understand the treatment under your Plan of any Materials common stock that you receive in exchange for your LMC shares. Materials common stock received by participants in the Plan will be held in a separate fund, the "Materials Stock Fund," established as part of completing the exchange. The Materials Stock Fund will operate in a different manner than the Company Common Stock Fund (LMC Shares). It will, however, be a unitized fund, like the Company Common Stock Fund (LMC Shares).

     Your balance in the Materials Stock Fund will be distributable in cash or in kind. You will be able to transfer your balance in the Materials Stock Fund in the same manner and at the same time as you are able to transfer other assets in your account. You will not be able, however, to add to your Materials Stock Fund balance. In addition, any dividends on Materials common stock will be automatically invested in accordance with your then current contribution investment directions. If you are not making current contributions, the dividends will be invested in the Interest Income Fund.

     In any event, the Materials Stock Fund under your Plan will be terminated as of October 30, 1998. If you have not disposed of your Materials Stock Fund balance by that date, the Plan will provide for the orderly liquidation of the remaining balances in the Materials Stock Fund as of that date and the reinvestment of the proceeds in the most conservative investment option, as selected by the Plan's Investment Committee.

     The LMC shares presently attributable to your account may come from different contribution sources, such as employee pre-tax deferrals, employee after-tax contributions, or company matching contributions. The types and percentages of contribution sources of Materials shares credited to your account after the Exchange Offer will be identical to the types and percentages of contribution sources of the LMC shares in your account on October 11, 1996.
Your balance in the Materials Stock Fund will be available for loans and all withdrawals (hardship or otherwise) to the extent permitted under the Plan for those types of contributions.

Description of Tax Consequences

     Exchanging LMC shares for Materials shares will not change how you are taxed on the amounts distributed to you from the plan while the Materials Stock Fund remains an investment option, but may affect your tax treatment after it terminates as an investment option. Depending on the type of distribution, the participant who takes an in-kind distribution of shares of stock may elect not to be taxed at distribution on the "net unrealized appreciation" attributable to certain types of contributions. The "net unrealized appreciation" is the difference between the value of the units in the stock fund at the time they were allocated to your account and the time shares representing the value of those units are distributed to you. Net unrealized appreciation will not be taxed unless and until the appreciation is realized when the participant ultimately sells the stock.

     For tax purposes, the cost basis of the units of the Company Common Stock Fund (LMC Shares) currently allocated to your account will be apportioned between your remaining units in the Company Common Stock Fund (LMC Shares) and your units in the Materials Stock Fund. The Internal Revenue Service will consider in-kind distributions from the Materials Stock Fund to be eligible for "net unrealized appreciation" treatment. Because you will be able to take a distribution of Materials shares in kind, both the portion of your account invested in the Company Common Stock Fund (LMC Shares) and the portion invested in the Materials Stock Fund will be eligible for the "net unrealized appreciation" tax treatment. Nonetheless, if your balance in the Materials Stock Fund is exchanged for another investment option, then as with any exchange out of an employer stock fund, distributions from that new investment will not be eligible for "net unrealized appreciation" treatment.

                              EXCHANGE PROCEDURES
                              KEY DATES AND TERMS


KEY DATES (Based on schedule as of September 16, 1996; dates are approximate and
- ----------
may change if the Exchange Offer deadline is extended).

Date                                                Event
- --------------------------------------------------------------------------------
September 16, 1996           Exchange Offer Commences.

September 17, 1996           Begin mailing materials to plan participants.

October 11, 1996             Deadline for receipt by Trustee of Participant
                              Instruction Cards.

October 11, 1996             Share Determination Date - Participant Company
                             Common Stock Fund (LMC Shares) balances updated to
                             reflect transactions through close of business on
                             October 11, 1996.  It is this balance that will be
                             used to determine the number of shares tendered.

October 11, 1996             Commencement of restrictions on exchange out of
                             Company Common Stock Fund (LMC Shares) for all
                             participants, whether or not directing exchange of
                             LMC shares.

October 17, 1996             Estimated "Tender Completion Date" - Trustee
                             submits tender instructions to LMC Exchange Agent.
                             End of restrictions on exchange out of Company
                             Common Stock Fund (LMC Shares) for participants
                             for whom no exchange was directed.  Restrictions
                             continue for those who did direct exchange.

October 18, 1996             Exchange Offer Closes - Deadline for Trustee to
                             submit exchange instructions to LMC Exchange Agent.

Approximately                Exchange Agent announces whether Exchange Offer
October 25, 1996             was oversubscribed and if so, the percentage of
                             shares tendered which will be exchanged.

Week of November 4, 1996     Trustee receives new Materials shares.

Week of November 11, 1996    Trustee allocates units of  Materials Stock Fund
                             to plan accounts of  exchanging participants.  End
                             of restrictions on exchange or withdrawals from
                             Company Common Stock Fund (LMC Shares) for
                             participants who directed exchange of LMC shares.
                             Materials Stock Fund available for exchanges out
                             and withdrawals.

KEY TERMS
- ---------

     "Exchange Offer" - the opportunity being provided to shareholders of Lockheed Martin Corporation to exchange shares of common stock of Lockheed Martin Corporation for shares of common stock of Martin Marietta Materials, Inc.

     "Instruction Card" - (or "Card" or "Participant Instruction Card") - the card/form on which a participant may give instructions to the Trustee as to whether or not to exchange in response to the Exchange Offer.

     "Offering Circular/Prospectus" - a document provided to all shareholders of Lockheed Martin Corporation which describes the Exchange Offer.

     "Plan Exchange Procedures" - a document provided to employees who participate in plans sponsored by Lockheed Martin Corporation or its subsidiaries which permit investment of account balances in Lockheed Martin Corporation common stock. The Plan Exchange Procedures set forth the procedures whereby a participant in one of those plans may instruct the plan trustee as to how to respond to the Exchange Offer.

     "Share Determination Date: - October 11, 1996; the balance in a participant's account on this date will be used to determine the number of shares that will be exchanged as part of the Exchange Offer, if the participant directs the trustee to exchange a percentage of his/her account.

                     EXPLANATION OF PROCEDURES CONCERNING
             EXCHANGE OF LOCKHEED MARTIN CORPORATION COMMON STOCK
               FOR MARTIN MARIETTA MATERIALS, INC. COMMON STOCK

                                                            September 16, 1996

Purpose of this Document

          According to our records, you are a participant in one or more savings plans (these plans are referred to in this explanation as "Individual Account Plans") maintained by Lockheed Martin Corporation ("LMC") or its subsidiaries which permit or provide for the investment of a portion of your plan account in the LMC Common Stock Fund. This document, which has been prepared by LMC, is being sent to you by Fidelity Management Trust Company (the "Plan Trustee" or "Fidelity"), along with the other materials enclosed in this envelope, because LMC has commenced an exchange offer (the "Exchange Offer") with its stockholders. Pursuant to this Exchange Offer, each LMC stockholder is being offered the opportunity to receive shares of Martin Marietta Materials, Inc. ("Materials"), an 81%-owned subsidiary of LMC, in exchange for shares of LMC. For each share of LMC common stock exchanged, a Lockheed Martin stockholder may become entitled to receive ____ shares of Materials common stock, subject to adjustment if the Exchange Offer is oversubscribed.

          Participants invested in the LMC Stock Fund will be allowed to direct the Trustee whether to exchange LMC shares owned by the Plan that are attributable to their individual accounts. This document (the "Plan Exchange Procedures") is intended to supplement the other materials enclosed in this package regarding the Exchange Offer and to explain the procedures that govern your decision whether to exchange some or all of the LMC stock attributable to your account. You should read carefully the Plan Exchange Procedures and the other materials sent to you, in particular, the Offering Circular/Prospectus, and make your own decision regarding the Exchange Offer.

          These Plan Exchange Procedures are for information purposes only. Neither LMC, the LMC Board of Directors nor the Plan Trustee makes any recommendation whether to exchange or to refrain from exchanging LMC shares in the Exchange Offer. If you have any questions concerning the Exchange Offer, you should contact the Information Agent for the Exchange Offer at 1-800-566-9058. If you have any questions concerning the Plan Exchange Procedures, you should contact Fidelity at 1-800-354-7125.

                THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
                COVERING SECURITIES THAT HAVE BEEN REGISTERED
                       UNDER THE SECURITIES ACT OF 1933

Procedures for Instructing the Trustee With Regard to Your Decision Whether to Tender LMC Shares


          Enclosed in this envelope is a Participant Instruction Card ("Instruction Card" or "Card") and a self-addressed return envelope. If you wish to have some or all of the LMC shares attributable to your account exchanged, you must return the Instruction Card. You should also return the Instruction Card even if you do NOT want to exchange your LMC shares. The Instruction Card must be mailed to the address listed on the Card and on the envelope included with these Plan Exchange Procedures.

          When you examine your Instruction Card, you will see that it provides different election amounts from 0% to 100% in 10% increments. Your selection of one of these amounts will instruct the Plan Trustee what percent of your LMC shares you want to exchange. The Card also shows the number of LMC shares that plan records show as attributable to your account as of the close of business on September 9th, as calculated by the Plan Trustee. The Trustee will calculate a new number of shares attributable to your account as of the close of business on October 11th. All transactions received by close of business on October 11, 1996 will be processed before the Trustee calculates the new share amount. It is the October 11th balance which will be used to determine the number of shares that will be exchanged according to your election and subject to the terms of the Exchange Offer.


          You should indicate the shares you wish to exchange, if any, by checking a percentage, from 0% to 100%, in the appropriate box on your Card. If you check a box of less than 100% and return the Instruction Card, your Card will be treated as an instruction to exchange the percentage of LMC shares listed and an instruction NOT to exchange all remaining LMC shares. For example, an instruction to exchange 20% of your shares will be treated as an instruction to exchange 20% of your LMC shares and an instruction not to exchange the remaining 80%.


          If you do not wish to exchange any shares, you must return the
                                                         ----
Instruction Card with the box for 0% shares checked.  If you fail to return a
                                                      -----------------------
Card, send the Card to an improper address, or send an incomplete or incorrect
- ------------------------------------------------------------------------------
Card, an independent fiduciary will decide whether to exchange the LMC shares in
- --------------------------------------------------------------------------------
your account, in accordance with plan provisions and applicable law.  U.S. Trust
- --------------------------------------------------------------------
Company has been retained to serve as the independent fiduciary and to make the exchange decision with regard to any LMC shares attributable to participant accounts for which no properly completed Instruction Cards are received.

          Your account balance will be updated for purchases or sales of LMC shares attributable to your account through the close of business on Friday, October 11, 1996, which will be the date used to calculate the actual number of LMC shares to be exchanged. (This date is called the "Share Determination Date.") For example, if your Instruction Card shows 100 LMC shares attributable to your account and you elect to exchange 60% of your shares, but your account balance as of the Share Determination Date has increased to 120 shares, the Trustee will tender 72 LMC shares (i.e., 60% of 120 shares). The LMC shares exchanged will include fractional shares attributable to your account, to the extent practicable. LMC shares credited to your account after the Share Determination Date will not be exchanged.

          THE DEADLINE FOR RECEIPT OF THE INSTRUCTION CARD IS MIDNIGHT OCTOBER 11, 1996. An original signed Instruction Card must be received on or before that date by mail at the address printed on the enclosed self-addressed envelope. Facsimiles will NOT be accepted. Although the Exchange Offer closes on October 18, 1996 for individuals who own shares directly, instructions from participants in Individual Account Plans must be received by October 11th in order to allow the Plan Trustee to accurately tabulate instructions and submit Exchange Offer instructions to the Exchange Agent.

          Any instruction regarding the exchange of LMC shares attributable to your account may be modified so long as your Instruction Card is received by the close of business on October 11th. If you want to modify your instructions, you must obtain and mail in a new Instruction Card. A new Card may be obtained by calling the Fidelity Service Center at 1-800-354-7125.

          AS REQUIRED BY LAW, ALL EXCHANGE DECISIONS ARE STRICTLY CONFIDENTIAL. Your exchange decision will be processed by the Plan Trustee and its affiliates and agents. Your exchange decision will not be disclosed to any member of Lockheed Martin Corporation management.

          It is possible that the terms of the Exchange Offer may change. For example, if too few shares are tendered, it is possible that the length of time to respond to the Exchange Offer may be extended, the terms of the Exchange Offer may be changed, or other steps may be taken. You will be notified of any material changes.

          It is possible that, if the number of tendered shares is less than is required to distribute all of the Materials common stock, the remaining Materials shares will be distributed as a stock dividend to the remaining holders of LMC shares. If this occurs, appropriate notifications will be sent to all shareholders, including participants in the Individual Account Plans.

          It is also possible that more LMC shares will be tendered than can be exchanged for Materials stock. In this case, the amount of shares accepted for exchange will be reduced proportionately. If the Exchange Offer is oversubscribed by 50%, for example, only 2/3 of the shares you elected to tender will be accepted for exchange.

Procedures for Handling Accounts After the Close of The Exchange Offer

          This Exchange Offer will not affect your ability to buy additional units in the LMC Stock Fund from contributions or exchanges. Nonetheless, as of 4:00 p.m. on Friday, October 11th, you will NOT be able to take distributions or make exchanges from the LMC Stock Fund for a certain period of time:


 .    No participant will be able to take distributions or make exchanges from the LMC Stock Fund until the Plan Trustee's tabulation and tender is complete (the "Tender Completion Date"), which is expected to occur by the close of business on October 17, 1996.

 .    Participants who instruct the Trustee not to exchange any of the LMC shares attributable to their accounts will be able to take distributions or exchanges after the Tender Completion Date. This is expected to occur by close of business on October 17, 1996.

 .    Participants who instruct the Trustee to exchange any allowable percentage of LMC shares will NOT be able to take distributions or make exchanges from the LMC Stock Fund until the Exchange Offer is complete and the Plan Trustee has received the Materials shares and completed processing (the "Processing Completion Date"). This date is anticipated to occur in mid-November.

 .    Participants who do not give properly completed instructions to the Trustee will NOT be able to take distributions or make exchanges from the LMC Stock Fund until the Processing Completion Date if the Independent Fiduciary instructs the Plan Trustee to exchange any LMC shares.

     The Plan Trustee will process exchanges in participant accounts as soon as administratively feasible after the Exchange Offer is complete and the Materials shares have been received. It is anticipated that the Trustee will receive the Materials common stock during the first week of November. If the Exchange Offer results in activity in your Plan account, that activity will be reflected on the quarterly statement for the period in which the processing occurs. In addition, after the processing is complete, you can call the Fidelity Service Center at 1-800-354-7125 to learn about your balances in the LMC Stock Fund and the Materials Stock Fund.

Description of Materials Stock Fund

     In considering whether to exchange your LMC shares, in addition to reviewing all of the enclosed communication material, it is very important that you understand the treatment under your Plan of any Materials common stock that you receive in exchange for your LMC shares. Materials common stock received by participants in the Plan will be held in a separate fund, the "Materials Stock Fund," established as part of completing the exchange. Like the LMC Stock Fund, the Materials Stock Fund will be unitized. The Materials Stock Fund will operate in a different manner than the LMC Stock Fund under the Plan.

     You will be able to transfer your balance in the Materials Stock Fund in the same manner and at the same time as you are able to transfer other assets in your account. You will not, however, be able to add to your Materials Stock Fund balance. Cash dividends on Materials common stock will be held in the Materials Stock Fund in short term investments and will not be automatically invested in shares of Materials stock. Your balance in the Materials Stock Fund will only be distributable in cash, not in kind.

     In any event, the Materials Stock Fund under your Plan will be terminated as of October 30, 1998. The termination date may be extended in which case you will be notified of the extension prior to August 1, 1998. If you have not disposed of you Materials Stock Fund balance by the termination date, the Plan will provide for the orderly liquidation of the remaining balances in the Materials Stock Fund as of that date and the reinvestment of the proceeds in the most conservative investment option, as selected by the Lockheed Martin Benefit Plan Committee.

     The LMC shares presently attributable to your account may come from different contribution sources, such as employee pre-tax deferrals, employee after-tax contributions, or company matching contributions. The types and percentages of contribution sources of Materials shares credited to your account after the Exchange Offer will be identical to the types and percentages of contribution sources of the LMC shares in your account on October 11, 1996. Your balance in the Materials Stock Fund will be available for loans and all withdrawals (hardship or otherwise) to the extent permitted under the Plan for those types of contributions.

Description of Tax Consequences

     Exchanging LMC shares for Materials shares could change how you are taxed on the amounts distributed to you from the plan. Depending on the type of distribution, a participant who takes an in-kind distribution of shares of stock may elect not to be taxed at the time of distribution on the "net unrealized appreciation" attributable to certain types of contributions. The "net unrealized appreciation" is the difference between the value of the units in the stock fund at the time they were allocated to your account and at the time the shares representing the value of those units are distributed to you. Net unrealized appreciation will not be taxed until the stock is sold and the appreciation is realized.

     For tax purposes, the cost basis of the LMC shares currently allocated to your account will be apportioned between your remaining units in the LMC Stock Fund and your units in the Materials Stock Fund. Distributions upon termination of employment or withdrawals from the Materials Stock Fund will be made, however, only in cash. As a result, distributions from the Materials Stock Fund will not be eligible for "net unrealized appreciation" tax treatment.

     For example, suppose that (1) prior to the Exchange Offer, you intended to receive your entire distribution from the LMC Stock Fund in shares and (2) after the Exchange Offer, you intend to receive your LMC Stock Fund balance in shares and your Materials Stock Fund balance in cash. In this case (and assuming that the value of your Materials stock is equal to the value of the LMC stock that would have remained in your account if the Exchange Offer had not occurred) you will pay a higher tax at the time of the distribution (and a lesser tax upon sale of your LMC shares) than would be the case if you had not exchanged your LMC shares. This is because the tax due on the appreciation of the LMC shares would have been deferred until you sold the LMC shares, whereas you are taxed on the full amount of your cash distribution from the Materials Stock Fund (less the amount of your after-tax contributions invested in that fund).

                              EXCHANGE PROCEDURES
                              KEY DATES AND TERMS

KEY DATES (Based on  schedule as of September 16, 1996; dates are approximate
- ----------
and may change if the Exchange Offer deadline is extended).


Date                                                Event
- --------------------------------------------------------------------------------
September 16, 1996           Exchange offer commences.

September 17, 1996           Begin mailing materials to plan participants.

October 11, 1996             Deadline for receipt by Trustee of Participant
                             Instruction Cards.

October 11, 1996             Share Determination Date - Participant LMC account
                             balances updated to reflect transactions through
                             close of business on October 11, 1996.  It is this
                             balance that will be used to determine the number
                             of shares exchanged.

October 11, 1996             Commencement of restrictions on exchange out of
                             LMC Stock Fund for all participants, whether or
                             not directing exchange of LMC shares.

October 17, 1996             Estimated "Tender Completion Date" - Trustee
                             submits tender instructions to LMC Exchange Agent.
                             End of restrictions on exchange out of LMC Stock
                             Fund for participants for whom no exchange was
                             directed.  Restrictions continue for those who did
                             direct exchange (or for whom independent fiduciary
                             directed exchange).

October 18, 1996             Exchange Offer closes.

Approximately October 25,    Exchange Agent announces whether Exchange Offer
1996                         was oversubscribed and if so, the percentage of
                             shares tendered which will be exchanged.

Week of November 4, 1996     Trustee receives new Materials shares.

Week of November 11, 1996    Trustee allocates units of Materials Stock Fund
                             to plan accounts of exchanging participants.  End
                             of restrictions on exchanges or withdrawals from
                             LMC Stock Fund for participants who directed
                             exchange of LMC shares (or for whom independent
                             fiduciary directed exchange).  Materials Stock
                             Fund available for exchanges out and withdrawals.


KEY TERMS
- ---------

     "Exchange Offer" - the opportunity being provided to shareholders of Lockheed Martin Corporation to exchange shares of common stock of Lockheed Martin Corporation for shares of common stock of Martin Marietta Materials, Inc.

     "Independent Fiduciary" - the special fiduciary appointed to respond to the Exchange Offer on behalf of participants for whom properly completed instructions are not received by the deadline.

     "Instruction Card" - (or "Card" or "Participant Instruction Card") - the card/form on which a participant may give instructions to the Trustee as to whether or not to exchange in response to the Exchange Offer.

     "Offer Circular/Prospectus" - a document provided to all shareholders of Lockheed Martin Corporation which describes the Exchange Offer.

     "Plan Exchange Procedures" - a document provided to employees who participate in plans sponsored by Lockheed Martin Corporation or its subsidiaries which permit investment of account balances in Lockheed Martin Corporation common stock. The Plan Exchange Procedures set forth the procedures whereby a participant in one of those plans may instruct the plan trustee as to how to respond to the Exchange Offer.

     "Share Determination Date: - the balance in a participant's account on this date will be used to determine the number of shares that will be exchanged as part of the Exchange Offer, if the participant (or the independent fiduciary exchanges in the case of a participant who does not turn in a properly completed Instruction Card) directs the trustee to exchange a percentage of his/her account.

This Plan Procedures Explanation applies to participants in the following plans:

     Lockheed Martin Aerospace Savings Plan
     Lockheed Martin Tactical Defense Systems Savings Plan
     Lockheed Martin Tactical Systems Master Savings Plan
          Conic Corporation Deferred Income Retirement Plan
          Narda Microwave Supplemental Retirement Savings Plan
          Lockheed Martin Federal Systems Deferred Income Retirement Plan Lockheed Martin Tactical Defense Systems Savings & Investment Plan Frequency Sources, Inc. 401(k) Retirement Savings Plan
          Lockheed Martin Tactical Systems Deferred Income Savings Plan Narda-Western Operations 401(k) Deferred Income Retirement Plan Lockheed Martin/ROLM Mil-Spec Corp. Retirement Income Savings Plan Lockheed Martin Electro-Optical Systems, Inc. 401(k) Matching Contribution Plan
     Lockheed Martin Fairchild Corp. Savings Plan
     Lockheed Martin IR Imaging Systems, Inc. Savings Plan
     Lockheed Martin Vought Systems Corporation Capital Accumulation Plan Lockheed Martin Librascope Retirement Savings Plan

                     EXPLANATION OF PROCEDURES CONCERNING
             EXCHANGE OF LOCKHEED MARTIN CORPORATION COMMON STOCK
               FOR MARTIN MARIETTA MATERIALS, INC. COMMON STOCK

                                                            September 16, 1996

Purpose of this Document

          According to our records, you are a participant in the Lockheed Martin Salaried Employees Savings Plan Plus, the Lockheed Martin Hourly Employees Savings Plan Plus, or the Lockheed Martin Space Operations Hourly Employee Investment Plan Plus (these plans are referred to in this explanation as "Individual Account Plans") maintained by Lockheed Martin Corporation ("LMC") or its subsidiaries which permit the investment of a portion of your plan account in LMC common stock ("LMC Stock Fund" or "ESOP Fund"). This document, which has been prepared by LMC, is being sent to you, along with the other materials enclosed in this envelope, because LMC has commenced an exchange offer (the "Exchange Offer") with its stockholders. Pursuant to the Exchange Offer, each LMC stockholder is being offered the opportunity to receive shares of Martin Marietta Materials, Inc. ("Materials"), an 81%-owned subsidiary of LMC, in exchange for shares of LMC. For each share of LMC common stock exchanged, a Lockheed Martin stockholder may become entitled to receive ____ shares of Materials common stock, subject to adjustment if the Exchange Offer is oversubscribed.

          Participants in the Individual Account Plans who have invested in the LMC Stock Fund will be allowed to direct the Trustee as to whether to exchange shares that are allocated to their individual accounts. This document (the "Plan Exchange Procedures") is intended to supplement the other materials enclosed in this package regarding the Exchange Offer and to explain the procedures that govern your decision whether to exchange some or all of the LMC stock allocated to your account. You should read carefully the Plan Exchange Procedures and the other materials sent to you, in particular, the Offering Circular/Prospectus and make your own decision about the Exchange Offer.

- --------------------------------------------------------------------------------
           THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING
       SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
                                     1933
- --------------------------------------------------------------------------------

          These Plan Exchange Procedures are for information purposes only. Neither LMC, the LMC Board of Directors nor the Plan Trustee makes any recommendation whether to exchange or to refrain from exchanging LMC shares in the Exchange Offer. If you have any questions concerning the Exchange Offer, you should contact the Information Agent for the Exchange Offer at 1-800-566-9058. If you have any questions concerning the Plan Exchange Procedures, you should contact the Plan Trustee, U.S. Trust Company, at the following telephone numbers, Monday through Friday:

          1-800-362-7514 between 9:00 AM and 5:30 PM Eastern Time
          1-800-535-3093 between 8:30 AM and 5:00 PM Pacific Time

Procedures for Instructing the Trustee With Regard to Your Decision Whether to Tender LMC Shares

          Enclosed in this envelope is a Participant Instruction Card ("Instruction Card" or "Card") and a self-addressed return envelope. If you wish to have some or all of the LMC shares allocated to your account exchanged, you must return the Instruction Card. You should also return the Instruction Card even if you do NOT want to exchange your LMC shares. The Instruction Card must
               ---
be mailed to the address listed on the envelope included with these Plan Exchange Procedures.

          When you examine your Instruction Card, you will see that it provides different election amounts from 0% to 100% in 10% increments. Your selection of one of these amounts will instruct the Plan Trustee as to what percent of your LMC shares you want to exchange. The Card also shows the number of LMC shares allocated to your account as of the close of business on July 31st, as calculated by the Plan recordkeeper.

          You should indicate the shares you wish to exchange, if any, by checking a percentage, from 0% to 100%, in the appropriate box on your Card. If you check a box of less than 100% and return the Instruction Card, your Card will be treated as an instruction to tender the percentage of LMC shares listed and an instruction NOT to tender the remaining LMC shares. For example, an instruction to tender 20% of your shares will be treated as an instruction to tender 20% of your LMC shares and an instruction not to tender the remaining 80%.

          If you do not wish to exchange any shares, you must return the
                                                         ----
Instruction Card with the box for 0% shares checked. If you fail to return a
                                                     -----------------------
Card, send the Card to an improper address, or send an incomplete or incorrect
- ------------------------------------------------------------------------------
Card, an independent fiduciary will decide whether to exchange the LMC shares in
- --------------------------------------------------------------------------------
your account, in accordance
- ---------------------------
with plan provisions and applicable law. U.S. Trust Company has been retained to
- ----------------------------------------
serve as the independent fiduciary and to make the exchange decision with regard to any LMC shares allocated to participant accounts for which no properly completed instructions are received. In addition, U.S. Trust Company will make the exchange decision with regard to the LMC shares held by the Lockheed Martin Salaried Savings Plan Plus that have not been allocated to participants as of August 31, 1996.

          Your account balance will be updated for purchases or sales of LMC shares in your account through August 31st, which will be the date used to calculate the actual number of LMC shares to be exchanged. (This later date is called the "Share Determination Date.") For example, if your Instruction Card shows 100 LMC shares allocated to your account and you elect to exchange 60% of your shares, but your account balance as of the Share Determination Date has increased to 120 shares, the Trustee will tender 72 LMC shares (i.e., 60% of 120 shares). The LMC shares exchanged will include fractional shares to the extent practicable. LMC shares credited to your account after the Share Determination Date will not be exchanged.

          THE DEADLINE FOR RECEIPT OF YOUR INSTRUCTION CARD IS OCTOBER 11, 1996. An original signed Instruction Card must be received by mail on or before that date at the address listed on the enclosed self-addressed envelope. Facsimiles will NOT be accepted. Although the Exchange Offer closes on October 18, 1996 for individuals who own shares directly, instructions from participants in Individual Account Plans must be received by October 11th in order to allow the Plan Trustee to accurately tabulate instructions and submit exchange offer instructions to the Exchange Agent.

          Any instruction regarding the exchange of LMC shares allocated to your account may be modified so long as your Instruction Card is received by October 11th. If you want to modify your instructions, you must obtain and mail in a new Instruction Card. A new Card may be obtained by calling U.S. Trust Company Monday through Friday at 1-800-362-7514 between 9:00 AM and 5:30 PM, Eastern Time, or 1-800-535-3093 between 8:30 AM and 5:00 PM Pacific Time.

          AS REQUIRED BY LAW, ALL EXCHANGE DECISIONS ARE STRICTLY CONFIDENTIAL. Your exchange decision will be processed by the Plan Trustee, the Plan recordkeeper and the Exchange Agent. Your exchange decision will not be disclosed to any member of Lockheed Martin Corporation management.

          It is possible that the terms of the Exchange Offer may change. For example, if too few shares are tendered, it is possible that the length of time to respond to the Exchange Offer may be extended, the terms of the Exchange Offer may be changed, or other steps may be taken. You will be notified of any material changes.

          It is possible that, if the number of tendered shares is less than is required to distribute all of the Materials stock, the remaining Materials shares will be distributed as a stock dividend to the remaining holders of LMC shares. If this occurs, appropriate notifications will be sent to all shareholders, including participants in the Individual Account Plans.

          It is also possible that more LMC shares will be tendered than can be exchanged for Materials stock. In this case, the amount of shares accepted for exchange will be reduced proportionately. If the Exchange Offer is oversubscribed by 50%, for example, only 2/3 of the shares you elected to tender will be accepted for exchange.

Procedures for Handling Accounts After the Close of The Exchange Offer

          Any transaction involving LMC shares in your account -- including purchases, sales, distributions or loans -- that otherwise would be processed as of September 30 will be delayed for approximately one week. This delay will apply to all participants regardless of whether the participant elects to tender all or a portion of the LMC shares in his or her account. Also, if you exchange a portion of your LMC shares, or if you fail to return a properly completed Instruction Card by October 11 and the independent fiduciary tenders LMC shares on your behalf, the Plan Trustee will not process September instructions to purchase or sell LMC shares in your account, which would otherwise be effective as of October 31, until the exchange is complete. We anticipate the exchange will be completed by mid-November. These delays are necessary to accurately process the exchange instructions received from participants. The exchange will be processed as a September transaction. Once the exchange is complete, your entire account will once again be available for all plan transactions, subject to the various limitations described below.

          There are three ways in which you can learn the number of LMC shares accepted for exchange. If your Plan has a voice response system, you should be able to determine your new balances on or around November 15, 1996. In addition, you receive quarterly statements showing your account balance. The next quarterly statement will show the number of LMC shares exchanged. In addition, you will receive a transaction confirmation statement describing the results of the exchange.

Description of Materials Stock Fund

          In considering whether to exchange your LMC shares, in addition to reviewing all of the enclosed communication material, it is very important that you understand the treatment under your Plan of any Materials common stock that you receive in exchange for your LMC shares. Materials common stock received by participants in the Plan will be held in a separate fund, the "Materials Stock Fund," established as part of completing the exchange. The Materials Stock Fund will be a unitized fund and will operate in a manner different from the other funds under the Plan.

          You will not be able to add to your Materials Stock Fund balance. Cash dividends on Materials stock will be held in the Materials Stock Fund in short term investments and will not be automatically invested in shares of Materials stock. Distributions from the Materials Stock Fund will be made in cash and not in shares of stock.

           In any event, the Materials Stock Fund under your Plan will be terminated as of October 30, 1998. The termination date may be extended in which case you will be notified of the extension prior to August 1, 1998. If you have not disposed of your Materials Stock Fund balance by the termination date, the Plan will provide for the orderly liquidation of the remaining balances in the Materials Stock Fund as of that date and the reinvestment of the proceeds in the most conservative investment option offered under the Plan, as selected by the Benefit Plan Committee.

          The LMC shares presently in your account may come from different contribution sources, such as employee pre-tax deferrals, employee after-tax contributions, or company matching contributions. The types and percentages of contribution sources of Materials shares credited to your account after the Exchange Offer will be identical to the types and percentages of contribution sources of the LMC shares in your account as of August 31, 1996. Your balance in the Materials Stock Fund will be available for loans and all withdrawals (hardship or otherwise) to the extent permitted under the Plan for those types of contributions.

Description of Tax Consequences

          Exchanging LMC shares for Materials shares could change how you are taxed on the amounts distributed to you from the plan. Depending on the type of distribution, a participant who takes an in-kind distribution of shares of stock may elect not to be taxed at the time of distribution on the "net unrealized appreciation" attributable to certain types of contributions. The "net unrealized appreciation" is the difference between the value of the shares in the stock fund at the time they were allocated to your account and at the time the shares are distributed to you. Net unrealized appreciation will not be taxed until the stock is sold and the appreciation is realized.

          For tax purposes, the cost basis of the LMC shares currently allocated to your account will be apportioned between your remaining shares in the LMC Stock Fund and your units in the Materials Stock Fund. Distributions upon termination of employment or withdrawals from the Materials Stock Fund will be made, however, only in cash. As a result, distributions from the Materials Stock Fund will not be eligible for "net unrealized appreciation" tax treatment.


          For example, suppose that (1) prior to the Exchange Offer, you intended to receive your entire distribution from the ESOP Fund in shares and
(2) after the Exchange Offer, you intend to receive your ESOP Fund balance in shares and your Materials Stock Fund balance in cash. In this case (and assuming that the value of your Materials stock is equal to the value of the LMC stock that would have remained in your account if the Exchange Offer had not occurred) you will pay a higher tax at the time of the distribution (and a lesser tax upon sale of your LMC shares) than would be the case if you had not exchanged your LMC shares. This is because the tax due on the appreciation of the LMC shares would have been deferred until you sold the LMC shares, whereas you are taxed on the full amount of your cash distribution from the Materials Stock Fund (less the amount of your after-tax contributions invested in that fund).

                              EXCHANGE PROCEDURES
                              KEY DATES AND TERMS


KEY DATES (Based on schedule as of September 16, 1996; dates are approximate and
- ----------
may change if the Exchange Offer deadline is extended).

Date                                            Event
- --------------------------------------------------------------------------------
August 30, 1996              Share Determination Date - Participant LMC account
                             balances updated to reflect July transactions
                             processed in August.  It is this balance that will
                             be used to determine the number of shares
                             exchanged.

September 16, 1996           Exchange Offer Commences - Begin mailing materials
                             to plan participants.

September 30, 1996           Transactions normally processed as of September 30
                             delayed for one week for all participants.

October 11, 1996             Deadline for receipt by Trustee of Participant
                             Instruction Cards.

October 18, 1996             Exchange Offer Closes - Trustee submits exchange
                             instructions to LMC Exchange Agent.

Approximately                Exchange Agent announces whether Exchange Offer
October 25, 1996             was oversubscribed and if so, the percentage of
                             shares tendered which will be exchanged.

October 30, 1996             September transactions normally processed at end
                             of October delayed for all participants who
                             directed Trustee  to exchange all or a percentage
                             of LMC account (or participants who provided no
                             properly completed directions in the event the
                             independent fiduciary directs an exchange of all or
                             a percentage of those shares)

Week of November 4,          Trustee receives new Materials shares.
1996

Week of November 11,         Trustee allocates shares of Materials to plan
1996                         accounts of tendering participants.

Week of November 11          Processing of September transactions completed
1996                         for all participants who directed Trustee to
                             exchange all or a percentage of LMC Account (or
                             participants who provided no properly completed
                             directions in the event the independent fiduciary
                             directs an exchange of all or a percentage of
                             those shares).


KEY TERMS
- ---------

          "Exchange Offer" - the opportunity being provided to shareholders of Lockheed Martin Corporation to exchange shares of common stock of Lockheed Martin Corporation for shares of common stock of Martin Marietta Materials, Inc.

          "Independent Fiduciary" - U. S. Trust Company, the special fiduciary appointed to respond to the Exchange Offer on behalf of participants for whom properly completed instructions are not received by the deadline.

          "Instruction Card" - (or "Card" or "Participant Instruction Card") - the card/form on which a participant may give instructions to the Trustee as to whether or not to exchange in response to the Exchange Offer.

          "Offering Circular/Prospectus" - a document provided to all shareholders of Lockheed Martin Corporation which describes the Exchange Offer.

          "Plan Exchange Procedures" - a document provided to employees who participate in plans sponsored by Lockheed Martin Corporation or its subsidiaries which permit investment of account balances in Lockheed Martin Corporation common stock. The Plan Exchange Procedures set forth the procedures whereby a participant in one of those plans may instruct the plan trustee as to how to respond to the Exchange Offer.

          "Share Determination Date: - August 31, 1996, the balance in a participant's account on this date will be used to determine the number of shares that will be tendered as part of the Exchange Offer, if the participant (or the independent fiduciary tenders in the case of a participant who does not turn in a properly completed Instruction Card) directs the trustee to tender a percentage of his/her account.

                     EXPLANATION OF PROCEDURES CONCERNING
             EXCHANGE OF LOCKHEED MARTIN CORPORATION COMMON STOCK
               FOR MARTIN MARIETTA MATERIALS, INC. COMMON STOCK

                                                            September 16, 1996

Purpose of this Document

          According to our records, you are a participant in the Lockheed Martin Energy Systems, Inc. Savings Plan for Salaried and Hourly Employees or the Lockheed Martin Energy Systems, Inc. Savings Plan for Hourly Employees (these plans are referred to in this explanation as "Individual Account Plans") maintained by Lockheed Martin Energy Systems, Inc., a subsidiary of Lockheed Martin Corporation ("LMC"). These Plans permit you to invest a portion of your plan account in a fund invested in LMC common stock ("Company Stock Fund" or "LMC Stock Fund"). This document, which has been prepared by LMC, is being sent to you by State Street Bank and Trust Company (the "Plan Trustee"), along with the other materials enclosed in this envelope, because LMC has commenced an exchange offer (the "Exchange Offer") with its shareholders. Pursuant to the Exchange Offer, each LMC stockholder is being offered the opportunity to receive shares of Martin Marietta Materials, Inc. ("Materials"), an 81%-owned subsidiary of LMC, in exchange for shares of LMC. For each share of LMC common stock exchanged, a Lockheed Martin stockholder may become entitled to receive ____ shares of Materials common stock, subject to adjustment if the Exchange Offer is oversubscribed.

          Plan participants who have invested in the LMC Stock Fund will be allowed to direct the Trustee as to whether to exchange LMC shares allocated to their individual accounts. This document (the "Plan Exchange Procedures") is intended to supplement the other materials enclosed in this package regarding the Exchange Offer and to explain the procedures that govern your decision whether to exchange some or all of the LMC stock attributable to your account. You should read carefully the Plan Exchange Procedures and the other materials sent to you, in particular, the Offering Circular/Prospectus.

          These Plan Exchange Procedures are for information purposes only. Neither LMC, Lockheed Martin Energy Systems, Inc. their Boards of Directors nor the Plan Trustee makes any recommendation whether to exchange or to refrain from exchanging LMC shares in the Exchange Offer. If you have any questions concerning the ExchangeOffer, you should contact the Information Agent for the Exchange Offer at 1-800-566-9058.

                THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
                 COVERING SECURITIES THAT HAVE BEEN REGISTERED
                       UNDER THE SECURITIES ACT OF 1933

Procedures for Instructing the Trustee With Regard to Your Decision Whether to Tender LMC Shares


          Enclosed in this envelope is a Participant Instruction Card ("Instruction Card" or "Card") and a self-addressed return envelope. If you wish to have some or all of the LMC shares attributable to your account exchanged, you must return the Instruction Card. You should also return the Instruction Card even if you do NOT want to exchange your LMC shares. The
                                ---
Instruction Card must be mailed to the address listed on the Card and on the envelope included with these Plan Exchange Procedures.

          When you examine your Instruction Card, you will see that it provides different election amounts from 0% to 100% in 10% increments. Your selection of one of these amounts will instruct the Plan Trustee as to what percent of the LMC shares attributable to your account to exchange. The Card also shows the number of LMC shares allocated to your account as of the close of business on July 31st, as calculated by the Plan recordkeeper.

          You should indicate the shares you wish to exchange, if any, by checking a percentage, from 0% to 100%, in the appropriate box on your Card. If you check a box of less than 100% and return the Instruction Card, your Card will be treated as an instruction to exchange the percentage of LMC shares listed and an instruction NOT to exchange the remaining LMC shares. For example, an instruction to exchange 20% of your shares will be treated as an instruction to exchange 20% of your LMC shares and an instruction not to exchange the remaining 80%.


          If you do not wish to exchange any shares, you must return the
                                                         ----
Instruction Card with the box for 0% checked.  If you fail to return a Card,
                                               -----------------------------
send the Card to an improper address, or send an incomplete or incorrect Card,
- ------------------------------------------------------------------------------
an independent fiduciary will decide whether to exchange the LMC shares in your
- -------------------------------------------------------------------------------
account, in accordance with plan provisions and applicable law.  U.S. Trust
- ---------------------------------------------------------------
Company has been retained to serve as the independent fiduciary and to make the exchange decision with regard to any LMC shares allocated to participant accounts for which no properly completed Instruction Card is received.

          Your account balance will be updated for purchases or sales of LMC shares attributable to your account through August 31st, which will be the date used to calculate the actual number of LMC shares to be exchanged. (This later date is called the "Share Determination Date.") For example, if your Instruction Card shows 100 LMC shares allocated to your account and you elect to exchange 60% of your shares, but your account balance as of the Share

Determination Date has increased to 120 shares, the Trustee will exchange 72 LMC shares (i.e., 60% of 120 shares). The LMC shares exchanged will include fractional shares attributable to your account to the extent practicable. LMC shares credited to your account after the Share Determination Date will not be exchanged.

          THE DEADLINE FOR RECEIPT OF YOUR INSTRUCTION CARD IS OCTOBER 11, 1996. An original signed Instruction Card must be received by mail on or before that date at the address listed on the enclosed self-addressed envelope. Facsimiles will NOT be accepted. Although the Exchange Offer closes on October 18, 1996 for individuals who own shares directly, instructions from participants in Individual Account Plans must be received by October 11th in order to allow the Plan Trustee to accurately tabulate instructions and submit Exchange Offer instructions to the Exchange Agent.

          Any instruction regarding the exchange of LMC shares allocated to your account may be modified so long as your Instruction Card is received by close of business on October 11th. If you want to modify your instructions, you must obtain and mail in a new Instruction Card. A new Card may be obtained by calling the Information Agent at 1-800-566-9058.

          AS REQUIRED BY LAW, ALL EXCHANGE DECISIONS ARE STRICTLY CONFIDENTIAL. Your exchange decision will be processed by the Plan Trustee and the Exchange Agent. Your exchange decision will not be disclosed to any member of Lockheed Martin Corporation management.

          It is possible that the terms of the Exchange Offer may change. For example, if too few shares are tendered, it is possible that the length of time to respond to the Exchange Offer may be extended, the terms of the Exchange Offer may be changed, or other steps may be taken. You will be notified of any material changes.

          It is possible that, if the number of tendered shares is less than is required to distribute all of the Materials common stock, the remaining Materials shares will be distributed as a stock dividend to the remaining holders of LMC shares. If this occurs, appropriate notifications will be sent to all shareholders, including participants in the Individual Account Plans.

          It is also possible that more LMC shares will be tendered than can be exchanged for Materials stock. In this case, the amount of shares accepted for exchange will be reduced proportionately. If the Exchange Offer is oversubscribed by 50%, for example, only 2/3 of the shares you elected to tender will be accepted for exchange.

Procedures for Handling Accounts After the Close of The Exchange Offer

          Upon notification to the Plan's recordkeeper by the Transfer Agent of the number of shares to be exchanged, the percentage of your August 31, 1996 account balance that you instructed be exchanged will be segregated from the remainder of your LMC account. The shares in this segregated account will be those exchanged for Materials common stock. LMC stock held in the segregated account will not be available for distribution or sale until the exchange process is completed. If you do not return a properly completed Instruction Card, the independent fiduciary may decide to exchange shares allocated to your LMC stock account. The LMC shares exchanged by the independent fiduciary will also be segregated from your account. If you return the Instruction Card with a less than 100% election, any transaction involving the non-segregated shares of LMC stock, including purchases, sales and distributions will be processed as normal.

          There are two ways in which you can learn the number of LMC shares accepted for exchange. You receive semiannual statements showing your account balance. The next statement will show the number of LMC shares exchanged. In addition, you will receive a transaction confirmation statement describing the results of the exchange.

Description of Materials Stock Fund

          In considering whether to exchange your LMC shares, in addition to reviewing all of the enclosed communication material, it is very important that you understand the treatment under your Plan of any Materials common stock that you receive in exchange for your LMC shares. Materials common stock received by participants in the Plan will be held in a separate fund, the "Materials Stock Fund," established as part of completing the exchange. The Materials Stock Fund will be a unitized fund and will operate in a manner different from the other funds under the Plan.

          You will be able to dispose of your balance in the Materials Stock Fund in the same manner and at the same time as you are able to dispose of other assets in your account. You will not be able, however, to add to your Materials Stock Fund balance. In addition, cash dividends on Materials common stock will be held in the Materials Stock Fund in short term investments and will not be automatically invested in shares of Materials common stock. Distributions from the Materials Stock Fund will be made in cash and not in shares of stock.

          In any event, the Materials Stock Fund under your Plan will be terminated as of October 30, 1998. The termination may be extended in which case you will be notified of the extension prior to August 1, 1998. If you have not disposed of your Materials Stock Fund balance by the termination date, the Plan will provide for the orderly liquidation of the remaining balances in the Materials Stock Fund as of that date and the reinvestment of the proceeds in the most conservative investment option offered under the Plan, as selected by the Benefit Plan Committee.

          The value of the LMC shares presently in your account may come from different contribution sources, such as Basic, Supplemental, employee pre-tax deferrals, employee after-tax contributions, or company matching contributions. The types and percentages of contribution sources of Materials shares credited to your account after the Exchange Offer will be identical to the types and percentages of contribution sources of the LMC shares in your account as of August 31, 1996. Your balance in the Materials Stock Fund will be available for all withdrawals (hardship or otherwise) to the extent permitted under the Plan for the types of contributions.

Description of Tax Consequences

          Exchanging LMC shares for Materials shares could change how you are taxed on the amounts distributed to you from the plan. Depending on the type of distribution, a participant who takes an in-kind distribution of shares of stock may elect not to be taxed at the time of distribution on the "net unrealized appreciation" attributable to certain types of contributions. The "net unrealized appreciation" is the difference between the value of the units in the stock fund at the time they were allocated to your account and at the time the shares representing the value of those units are distributed to you. Net unrealized appreciation will not be taxed until the stock is sold and the appreciation is realized.

          For tax purposes, the cost basis of the LMC shares currently allocated to your account will be apportioned between your remaining units in the LMC Stock Fund and your units in the Materials Stock Fund. Distributions upon termination of employment or withdrawals from the Materials Stock Fund will be made, however, only in cash. As a result, distributions from the Materials Stock

Fund will not be eligible for "net unrealized appreciation" tax treatment.

          For example, suppose that (1) prior to the Exchange Offer, you intended to receive your entire distribution from the LMC Stock Fund in shares and (2) after the Exchange Offer, you intend to receive your LMC Stock Fund balance in shares and your Materials Stock Fund balance in cash. In this case (and assuming that the value of your Materials stock is equal to the value of the LMC stock that would have remained in your account if the Exchange Offer had not occurred) you will pay a higher tax at the time of the distribution (and a lesser tax upon sale of your LMC shares) than would be the case if you had not exchanged your LMC shares. This is because the tax due on the appreciation of the LMC shares would have been deferred until you sold the LMC shares, whereas you are taxed on the full amount of your cash distribution from the Materials Stock Fund (less the amount of your after-tax contributions invested in that fund).

                              EXCHANGE PROCEDURES
                              KEY DATES AND TERMS


KEY DATES (Based on schedule as of September 16, 1996; dates are approximate and
- ----------
may change if the Exchange Offer deadline is extended).

Date                                           Event
- --------------------------------------------------------------------------------
August 30, 1996              Share Determination Date - Participant LMC Fund
                             Account Balances Updated to reflect July
                             transactions processed in August.  It is this
                             balance that will be used to determine the number
                             of shares exchanged.

September 16, 1996           Exchange Offer Commences - Begin mailing materials
                             to plan participants.

October 11, 1996             Deadline for receipt by Trustee of Participant
                             Instruction Cards.

October 18, 1996             Exchange Offer Closes - Trustee submits tender
                             instructions to LMC Exchange Agent.

Approximately                Exchange Agent announces whether Exchange Offer
October 25, 1996             was oversubscribed and if so, the percentage of
                             shares tendered which will be exchanged.

Week of November 5,          Trustee receives new Materials shares.
1996

Week of November 11,         Trustee allocates shares of  Materials to plan
                             accounts of exchanging participants.

KEY TERMS
- ---------

          "Exchange Offer" - the opportunity being provided to shareholders of Lockheed Martin Corporation to exchange shares of common stock of Lockheed Martin Corporation for shares of common stock of Martin Marietta Materials, Inc.

          "Independent Fiduciary" - U.S. Trust Company, the special fiduciary appointed to respond to the Exchange Offer on behalf of participants for whom properly completed instructions are not received by the deadline.

          "Instruction Card" - (or "Card" or "Participant Instruction Card") - the card/form on which a participant may give instructions to the Trustee as to whether or not to exchange in response to the Exchange Offer.

          "Offering Circular/Prospectus" - a document provided to all shareholders of Lockheed Martin Corporation which describes the Exchange Offer.

          "Plan Exchange Procedures" - a document provided to employees who participate in plans sponsored by Lockheed Martin Corporation or its subsidiaries which permit investment of account balances in Lockheed Martin Corporation common stock. The Exchange Procedures set forth the procedures whereby a participant in one of those plans may instruct the plan trustee as to how to respond to the Exchange Offer.

          "Share Determination Date: - August 30, 1996; the balance in a participant's account on this date will be used to determine the number of shares that will be exchanged as part of the Exchange Offer, if the participant (or the independent fiduciary exchanges in the case of a participant who does not turn in a properly completed Instruction Card) directs the trustee to exchange a percentage of his/her account.

                     EXPLANATION OF PROCEDURES CONCERNING
             EXCHANGE OF LOCKHEED MARTIN CORPORATION COMMON STOCK
               FOR MARTIN MARIETTA MATERIALS, INC. COMMON STOCK

                                                            September 16, 1996

Purpose of this Document

          According to our records, you are a participant in the Idaho National Engineering Laboratory Employee Investment Plan (the "Plan") maintained by a subsidiary of Lockheed Martin Corporation ("LMC"). The Plan permits you to invest a portion of your individual plan account in a fund invested in LMC common stock. This document, which has been prepared by LMC, is being sent to you by U.S. Bank of Idaho (the "Plan Trustee"), along with the other materials enclosed in this envelope, because LMC has commenced an exchange offer (the "Exchange Offer") with its stockholders. Pursuant to the Exchange Offer, each LMC stockholder is being offered the opportunity to receive shares of Martin Marietta Materials, Inc. ("Materials"), an 81%-owned subsidiary of LMC, in exchange for shares of LMC. For each share of LMC common stock exchanged, a Lockheed Martin stockholder may become entitled to receive ____ shares of Materials common stock, subject to adjustment if the Exchange Offer is oversubscribed.

          Plan participants who have invested in the LMC Stock Fund will be allowed to direct the Trustee as to whether to exchange LMC shares that are attributable to their individual accounts. This document (the "Plan Exchange Procedures") is intended to supplement the other materials enclosed in this package regarding the Exchange Offer and to explain the procedures that govern your decision whether to exchange some or all of the LMC stock attributable to your account. You should read carefully the Plan Exchange Procedures and the other materials sent to you, in particular, the Offering Circular/Prospectus and make your own decision about the Exchange Offer.

          These Plan Exchange Procedures are for information purposes only. Neither LMC, its subsidiaries, their Boards of Directors nor the Plan Trustee makes any recommendation whether to exchange or to refrain from exchanging LMC shares in the Exchange Offer. If you have any questions concerning the Exchange Offer, you should contact the Information Agent for the Exchange Offer at 1-800-566-9058.

Procedures for Instructing the Trustee With Regard to Your Decision Whether to Exchange LMC Shares

          Enclosed in this envelope is a Participant Instruction Card ("Instruction Card" or "Card") and a self-addressed return envelope. If you wish to have some or all of the LMC shares attributable to your account exchanged, you must return the Instruction Card. You should also return the Instruction Card even if you do NOT want to exchange your LMC shares. The
                                ---
Instruction Card must be mailed to the address listed on the Card and using the envelope included with these Plan Exchange Procedures.

          When you examine your Instruction Card, you will see that it provides different election amounts from 0% to 100% in 10% increments. Your selection of one of these amounts will instruct the Plan Trustee as to what percent of your LMC shares you want to exchange. The Card also shows the number of LMC shares attributable to your account as of the close of business on July 31, 1996.

          You should indicate the shares you wish to exchange, if any, by checking a percentage, from 0% to 100%, in the appropriate box on your Card. If you check a box of less than 100% and return the Instruction Card, your Card will be treated as an instruction to exchange the percentage of LMC shares listed and an instruction NOT to exchange the remaining LMC shares. For example, an instruction to exchange 20% of your shares will be treated as an instruction to exchange 20% of your LMC shares and an instruction not to exchange the remaining 80%.

          If you do not wish to exchange any shares, you must return the
                                                         ----
Instruction Card with the box for 0% shares checked.  If you fail to return a
                                                      -----------------------
Card, send the Card to an improper address, or send an incomplete or incorrect
- ------------------------------------------------------------------------------
Card, an independent fiduciary will decide whether to exchange the LMC shares in
- --------------------------------------------------------------------------------
your account, in accordance with plan provisions and applicable law.  U.S. Trust
- --------------------------------------------------------------------
Company has been retained to serve as the independent fiduciary and to make the exchange decision with regard to any LMC shares attributable to participant accounts for which no properly completed instructions are received.

          Your account balance will be updated for purchases or sales of LMC shares in your account through September 30, 1996, which will be the date used to calculate the actual number of LMC shares to be exchanged. (This later date is called the "Share Determination Date.") For example, if your Instruction Card shows 100 LMC shares attributable to your account and you elect to exchange 60% of your shares, but your account balance as of the Share Determination Date has increased to 120 shares, the Trustee will exchange 72 LMC shares (i.e., 60% of 120 shares). The LMC shares exchanged will include fractional shares. LMC shares credited to your account after the Share Determination Date will not be exchanged.

          THE DEADLINE FOR RECEIPT OF YOUR INSTRUCTION CARD IS OCTOBER 11, 1996. An original signed Instruction Card must be received by mail on or before that date at the address listed on the enclosed self-addressed envelope. Facsimiles will NOT be accepted. Although the Exchange Offer closes on October 18, 1996 for individuals who own shares directly, instructions from Plan participants must be received by October 11th in order to allow the Plan Trustee to accurately tabulate instructions and submit exchange offer instructions to the Exchange Agent.

          Any instruction regarding the exchange of LMC shares attributable to your account may be modified so long as your Instruction Card is received by the close of business on October 11th. If you want to modify your instructions, you must obtain and mail in a new Instruction Card. A new Card may be obtained by calling the Information Agent at 1-800-566-9058.

          AS REQUIRED BY LAW, ALL EXCHANGE DECISIONS ARE STRICTLY CONFIDENTIAL. Your exchange decision will be processed by the Plan Trustee and the Exchange Agent. Your exchange decision will not be disclosed to any member of Lockheed Martin Corporation management.

          It is possible that the terms of the Exchange Offer may change. For example, if too few shares are tendered, it is possible that the length of time to respond to the Exchange Offer may be extended, the terms of the Exchange Offer may be changed, or other steps may be taken. You will be notified of any material changes.

          It is possible that, if the number of tendered shares is less than is required to distribute all of the Materials stock, the remaining Materials shares will be distributed as a stock dividend to the remaining holders of LMC shares. If this occurs, appropriate notifications will be sent to all shareholders, including participants in the Plan.

          It is also possible that more LMC shares will be tendered than can be exchanged for Materials stock. In this case, the amount of shares accepted for exchange will be reduced proportionately. If the Exchange Offer is oversubscribed by 50%, for example, only 2/3 of the shares you elected to tender will be accepted for exchange.

Procedures for Handling Accounts After the Close of The Exchange Offer

          Your ability to buy and sell LMC shares WILL NOT be affected if you return a properly completed Instruction Card and elect not to exchange any LMC shares. If you exchange a portion of your shares, of if you fail to return a properly completed Instruction Card by October 11, 1996 and the independent fiduciary exchanges LMC shares on your behalf, the Plan Trustee will not process September instructions to purchase or sell LMC shares in your account until the exchange is complete. In addition, all distributions scheduled for October 15 will be delayed, regardless of whether an exchange was elected. These delays are necessary to accurately process the exchange instructions received from participants. We anticipate the exchange will be completed by mid-November. Once the exchange is complete, your entire account will once again be available for all plan transactions.

          There are three ways in which you can learn the number of LMC shares accepted for exchange. You should be able to determine your new balances from your electronic time sheet approximately 10 to 15 days after the end of the month following the month in which the exchange is completed. In addition, you receive quarterly statements showing your account balance. The quarterly statement for the period ending December 31 will show the results of the exchange for participants who tendered shares. In addition, you will receive a transaction confirmation statement describing the results of the exchange.

Description of Materials Stock Fund

          In considering whether to exchange your LMC shares, in addition to reviewing all of the enclosed communication material, it is very important that you understand the treatment under your Plan of any Materials common stock that you receive in exchange for your LMC shares. Materials common stock received by participants in the Plan will be held in a separate fund, the "Materials Stock Fund," established as part of completing the exchange. The Materials Stock Fund will operate in a manner different from the other funds under the Plan.

          You will be able to dispose of your balance in the Materials Stock Fund in the same manner and at the same time as you are able to dispose of other assets in your account. You will not be able, however, to add to your Materials Stock Fund balance. Any dividends on Materials stock will be part of the Materials Stock Fund.

          The Materials Stock Fund under your Plan will be terminated as of October 30, 1998. The termination date may be extended in which case you will be notified of the extension prior to August 1, 1998. If you have not disposed of your Materials Stock Fund balance by the termination date, the Plan will provide for the orderly liquidation of the remaining balances in the Materials Stock Fund as of that date and the reinvestment of the proceeds according to your contribution investment elections in effect at that time.

          The LMC shares presently in your account may come from different contribution sources, such as employee pre-tax deferrals, employee after-tax contributions, or company matching contributions. The types and percentages of contribution sources of Materials shares credited to your account after the Exchange Offer will be identical to the types and percentages of contribution sources of the LMC shares in your account on September 30, 1996. Your balance in the Materials Stock Fund will be available for loans and all withdrawals (hardship or otherwise) to the extent permitted under the Plan for those types of contributions.

                              EXCHANGE PROCEDURES
                              KEY DATES AND TERMS

KEY DATES (Based on schedule as of September 16, 1996; dates are approximate and
- ----------
may change if the Exchange Offer deadline is extended).

Date                         Event
- --------------------------------------------------------------------------------
September 16, 1996           Exchange Offer Commences - Begin mailing materials
                             to plan participants
September 30, 1996           Share Determination Date - Participant LMC Stock
                             Fund account balances updated to reflect August
                             transactions processed in September.  It is this
                             balance that will be used to determine the number
                             of shares exchanged.

October 11, 1996             Deadline for receipt by Trustee of Participant
                             Instruction Cards.

October 18, 1996             Exchange Offer Closes - Trustee submits tender
                             instructions to LMC Exchange Agent.

Approximately October 25,    Exchange Agent announces whether Exchange Offer
 1996                        was oversubscribed and if so, the percentage of
                             shares exchanged which will be exchanged.

October 30, 1996             September  transactions normally processed at the
                             end of October delayed for participants who
                             directed Trustee  to exchange all or a percentage
                             of LMC account (or participants who provided no
                             properly completed Instruction Card in the event
                             the Independent fiduciary directs a exchange of
                             all or a percentage of those shares).

Week of  November 4, 1996    Trustee receives new Materials shares.

Week of  November 11, 1996   Trustee allocates shares of  Materials to plan
                             accounts of  exchanging participants.

Week of November 11, 1996    Processing of September transactions normally
                             processed at the end of October for all
                             participants who directed Trustee to exchange all
                             or a percentage of LMC Stock Fund account (or
                             participants who provided no properly completed
                             Instruction Card in the event the Independent
                             fiduciary directs a exchange of all or a
                             percentage of those shares).

KEY TERMS
- ---------

          "Exchange Offer" - the opportunity being provided to shareholders of Lockheed Martin Corporation to exchange shares of common stock of Lockheed Martin Corporation for shares of common stock of Martin Marietta Materials, Inc.

          "Independent Fiduciary" - U.S. Trust Company, the special fiduciary appointed to respond to the Exchange Offer on behalf of participants for whom properly completed instructions are not received by the deadline.

          "Instruction Card" - (or "Card" or "Participant Instruction Card") - the card/form on which a participant may give instructions to the Trustee as to whether or not to exchange in response to the Exchange Offer.

          "Offering Circular/Prospectus" - a document provided to all shareholders of Lockheed Martin Corporation which describes the Exchange Offer.

          "Plan Exchange Procedures" - a document provided to employees who participate in plans sponsored by Lockheed Martin Corporation or its subsidiaries which permit investment of account balances in Lockheed Martin Corporation common stock. The Plan Exchange Procedures set forth the procedures whereby a participant in one of those plans may instruct the plan trustee as to how to respond to the Exchange Offer.

          "Share Determination Date: - the balance in a participant's account on this date will be used to determine the number of shares that will be exchanged as part of the Exchange Offer, if the participant (or the independent fiduciary exchanges in the case of a participant who does not turn in a properly completed Instruction Card) directs the trustee to exchange a percentage of his/her account.

                     EXPLANATION OF PROCEDURES CONCERNING
             EXCHANGE OF LOCKHEED MARTIN CORPORATION COMMON STOCK
               FOR MARTIN MARIETTA MATERIALS, INC. COMMON STOCK

                                                            September 16, 1996

Purpose of this Document

          According to our records, you are a participant in the Lockheed Martin Capital Accumulation Plan or the Lockheed Martin Hourly Employees Savings and Investment Plan - Fort Worth and Abilene Divisions (these plans are referred to in this explanation as "Individual Account Plans") maintained by Lockheed Martin Corporation ("LMC") or its subsidiaries. These Plans permit you to invest a portion of your plan account in LMC common stock. This document, which has been prepared by LMC, is being sent to you by Bankers Trust Company (the "Plan Trustee"), along with the other materials enclosed in this envelope, because LMC has commenced an exchange offer (the "Exchange Offer") with its stockholders. Pursuant to the Exchange Offer, each LMC stockholder is being offered the opportunity to receive shares of Martin Marietta Materials, Inc. ("Materials"), an 81%-owned subsidiary of LMC, in exchange for shares of LMC. For each share of LMC common stock exchanged, a Lockheed Martin stockholder may become entitled to receive ____ shares of Materials common stock, subject to adjustment if the Exchange Offer is oversubscribed.

          Plan participants who have invested in the LMC Stock Fund will be allowed to direct the trustee as to whether to exchange LMC shares allocated to their individual accounts. This document (the "Plan Exchange Procedures") is intended to supplement the other materials enclosed in this package regarding the Exchange Offer and to explain the procedures that govern your decision whether to exchange some or all of the LMC stock allocated to your account. You should read carefully the Plan Exchange Procedures and the other materials sent to you, in particular, the Offering Circular/Prospectus and make your own decision regarding the Exchange Offer.

          These Plan Exchange Procedures are for information purposes only. Neither LMC, the LMC Board of Directors nor the Plan Trustee makes any recommendation whether to exchange or to refrain from exchanging LMC shares in the Exchange Offer.

          If you have any questions concerning the Exchange Offer, you should contact the Information Agent for the Exchange Offer at 1-800-566-9058. If you have any questions concerning the Plan

                THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS
                 COVERING SECURITIES THAT HAVE BEEN REGISTERED
                       UNDER THE SECURITIES ACT OF 1933

Exchange Procedures, you should contact the Plan Trustee, Bankers Trust Company, at 1-800-949-8496.

Procedures for Instructing the Trustee With Regard to Your Decision Whether to Tender LMC Shares

          Enclosed in this envelope is a Participant Instruction Card ("Instruction Card" or "Card") and a self-addressed return envelope. If you wish to have some or all of the LMC shares allocated to your account exchanged, you must return the Instruction Card. You should also return the Instruction Card even if you do NOT want to exchange your LMC shares. The Instruction Card
                    ---
must be mailed to the address listed the envelope included with these Plan Exchange Procedures.

          When you examine your Instruction Card, you will see that it provides different election amounts from 0% to 100% in 10% increments. Your selection of one of these amounts will instruct the Plan Trustee as to what percent of your LMC shares you want to exchange. The Card also shows the number of LMC shares allocated to your account as of the close of business on July 31st, as calculated by the Plan recordkeeper.

          You should indicate the shares you wish to exchange, if any, by checking a percentage, from 0% to 100%, in the appropriate box on your Card. If you check a box of less than 100% and return the Instruction Card, your Card will be treated as an instruction to tender the percentage of LMC shares listed and an instruction NOT to tender the remaining LMC shares. For example, an instruction to tender 20% of your shares will be treated as an instruction to tender 20% of your LMC shares and an instruction not to tender the remaining 80%.

          If you do not wish to exchange any shares, you must return the
                                                         ----
Instruction Card with the box for 0% shares checked.  If you fail to return a
                                                      -----------------------
Card, send the Card to an improper address, or send an incomplete or incorrect
- ------------------------------------------------------------------------------
Card, an independent fiduciary will decide whether to exchange the LMC shares in
- --------------------------------------------------------------------------------
your account, in accordance with plan provisions and applicable law.  U.S. Trust
- --------------------------------------------------------------------
Company has been retained to serve as the independent fiduciary and to make the exchange decision with regard to any LMC shares allocated to participant accounts for which no properly completed Instruction Card is received.

          Your account balance will be updated for purchases or sales of LMC shares in your account through August 31st, which will be the date used to calculate the actual number of LMC shares to be exchanged. (This later date is called the "Share Determination Date.") For example, if your Instruction Card shows 100 LMC shares allocated to your account and you elect to exchange 60% of your shares, but your account balance as of the Share Determination Date has increased to 120 shares, the Trustee will tender 72 LMC shares (i.e., 60% of 120 shares). The LMC shares exchanged will include fractional shares. LMC shares credited to your account after the Share Determination Date will not be exchanged.

          THE DEADLINE FOR RECEIPT OF YOUR INSTRUCTION CARD IS OCTOBER 11, 1996. An original signed Instruction Card must be received by mail on or before that date at the address listed on the enclosed self-addressed envelope. Facsimiles will NOT be accepted. Although the Exchange Offer closes on October 18, 1996 for individuals who own shares directly, instructions from participants in Individual Account Plans must be received by October 11th in order to allow the Plan Trustee to accurately tabulate instructions and submit Exchange Offer instructions to the Exchange Agent.

          Any instruction regarding the exchange of LMC shares allocated to your account may be modified so long as your Instruction Card is received by the close of business on October 11th. If you want to modify your instructions, you must obtain and mail in a new Instruction Card. A new Card may be obtained by calling Bankers Trust Company at 1-800-949-8496.

          AS REQUIRED BY LAW, ALL EXCHANGE DECISIONS ARE STRICTLY CONFIDENTIAL. Your exchange decision will be processed by the Plan Trustee. Your exchange decision will not be disclosed to any member of Lockheed Martin Corporation management.

          It is possible that the terms of the Exchange Offer may change. For example, if too few shares are tendered, it is possible that the length of time to respond to the Exchange Offer may be extended, the terms of the Exchange Offer may be changed, or other steps may be taken. You will be notified of any material changes.

          It is possible that, if the number of tendered shares is less than is required to distribute all of the Materials stock, the remaining Materials shares will be distributed as a stock dividend to the remaining holders of LMC shares. If this occurs, appropriate notifications will be sent to all shareholders, including participants in the Individual Account Plans.

          It is also possible that more LMC shares will be tendered than can be exchanged for Materials stock. In this case, the amount of shares accepted for exchange will be reduced proportionately. If the Exchange Offer is oversubscribed by 50%, for example, only 2/3 of the shares you elected to tender will be accepted for exchange.

Procedures for Handling Accounts After the Close of The Exchange Offer

          Any transaction involving LMC shares in your account -- including purchases, sales, distributions or loans -- that otherwise would be processed as of September 30 will be delayed for approximately one week. This delay will apply to all participants, regardless of whether the participants elects to tender all or a portion of the LMC shares in his or her account. Also, if you exchange a portion of your LMC shares, or if you fail to return a properly completed Instruction Card by October 11 and the independent fiduciary exchanges LMC shares on your behalf, the Plan Trustee will not process September instructions to purchase or sell LMC shares in your account, which would otherwise be effective as of October 31, until the exchange is complete. We anticipate the exchange will be completed by mid-November. These delays are necessary to accurately process the exchange instructions received from participants. The exchange will be processed as a September transaction. Once the exchange is complete, your entire account will once again be available for all plan transactions, subject to the various limitations described below.

          There are several ways in which you can learn the number of LMC shares accepted for exchange. If your Plan has a voice response system, you should be able to determine your new balances on or around November 15, 1996. In addition, you receive quarterly statements showing your account balance. The next quarterly statement will also show the number of LMC shares exchanged. In addition, you will receive a transaction confirmation statement describing the results of the exchange.

Description of Materials Stock Fund

          In considering whether to exchange your LMC shares, in addition to reviewing all of the enclosed communication material, it is very important that you understand the treatment under your Plan of any Materials common stock that you receive in exchange for your LMC shares. Materials common stock received by participants in the Plan will be held in a separate fund, the "Materials Stock Fund," established as part of completing the exchange. The Materials Stock Fund will be a unitized fund and will operate in a manner different from the other funds under the Plan.

          You will not be able to add to your Materials Stock Fund balance.
Cash dividends on Materials stock will be held in the Materials Stock Fund in short term investments and will not be invested in shares of Materials common stock. Distributions from the Materials Stock Fund will be made in cash and not in shares of stock.

          In any event, the Materials Stock Fund under your Plan will be terminated as of October 30, 1998. The termination may be extended, in which case you will be notified of the extension prior to August 1, 1998. If you have not disposed of your Materials Stock Fund balance by the termination date, the Plan will provide for the orderly liquidation of the remaining balances in the Materials Stock Fund as of that date and the reinvestment of the proceeds in the most conservative investment option offered under the Plan, as selected by the Benefit Plan Committee.

          The LMC shares presently in your account may come from different contribution sources, such as employee pre-tax deferrals, employee after-tax contributions, or company matching contributions. The types and percentages of contribution sources of Materials shares credited to your account after the Exchange Offer will be identical to the types and percentages of contribution sources of the LMC shares in your account as of August 31, 1996. Your balance in the Materials Stock Fund will be available for loans and all withdrawals (hardship or otherwise) to the extent permitted under the Plan for those types of contributions.

Description of Tax Consequences

          Exchanging LMC shares for Materials shares could change how you are taxed on the amounts distributed to you from the plan. Depending on the type of distribution, a participant who takes an in-kind distribution of shares of stock may elect not to be taxed at the time of distribution on the "net unrealized appreciation" attributable to certain types of contributions. The "net unrealized appreciation" is the difference between the value of the units in the stock fund at the time they were allocated to your account and at the time the shares representing the value of those units are distributed to you. Net unrealized appreciation will not be taxed until the stock is sold and the appreciation is realized.

          For tax purposes, the cost basis of the LMC shares currently allocated to your account will be apportioned between your remaining shares in the LMC Stock Fund and your units in the Materials Stock Fund. Distributions upon termination of employment or withdrawals from the Materials Stock Fund will be made, however, only in cash. As a result, distributions from the Materials Stock Fund will not be eligible for "net unrealized appreciation" tax treatment.

          For example, suppose that (1) prior to the Exchange Offer, you intended to receive your entire distribution from the LMC Stock Fund in shares and (2) after the Exchange Offer, you intend to receive your LMC Stock Fund balance in shares and your Materials Stock Fund balance in cash. In this case (and assuming that the value of your Materials stock is equal to the value of the LMC stock that would have remained in your account if the Exchange Offer had not occurred) you will pay a higher tax at the time of the distribution (and a lesser tax upon sale of your LMC shares) than would be the case if you had not exchanged your LMC shares. This is because the tax due on the appreciation of the LMC shares would have been deferred until you sold the LMC shares, whereas you are taxed on the full amount of your cash distribution from the Materials Stock Fund (less the amount of your after-tax contributions invested in that fund).

                              EXCHANGE PROCEDURES
                              KEY DATES AND TERMS

KEY DATES (Based on schedule as of September 16, 1996; dates are approximate and
- ----------
may change if the Exchange Offer deadline is extended).

Date                         Event
- --------------------------------------------------------------------------------
August 30, 1996              Share Determination Date - Participant LMC account
                             balances updated to reflect July transactions
                             processed in August.  It is this balance that will
                             be used to determine the number of shares
                             exchanged.

September 16, 1996           Exchange Offer Commences - Begin mailing materials
                             to plan participants

September 30, 1966           Transactions normally processed as of September 30
                             delayed for one week for all  participants.

October 11, 1996             Deadline for receipt by Trustee of Participant
                             Instruction Cards

October 18, 1996             Exchange Offer Closes - Trustee submits exchange
                             instructions to LMC Exchange Agent

Approximately October 25,    Exchange Agent announces whether Exchange Offer
 1996                        was oversubscribed and if so, the percentage of
                             shares tendered which will be exchanged.

October 30, 1996             September transactions normally processed at end
                             of October delayed for all participants who
                             directed Trustee  to exchange all or a percentage
                             of LMC account (or participants who provided no
                             properly completed directions in the event the
                             independent fiduciary directs a exchange of all or
                             a percentage of those shares)

Week of  November 4, 1996    Trustee receives new Materials shares

Week of  November 11, 1996   Trustee allocates shares of  Materials to plan
                             accounts of  exchanging participants

Week of  November 11, 1996   Processing of September transactins completed for
                             all  participants who directed Trustee  to
                             exchange all or a percentage of LMC account (or
                             participants who provided no properly completed
                             instructions in the event the independent
                             fiduciary directs an exchange of all or a
                             percentage of those shares).


KEY TERMS
- ---------

          "Exchange Offer" - the opportunity being provided to shareholders of Lockheed Martin Corporation to exchange shares of common stock of Lockheed Martin Corporation for shares of common stock of Martin Marietta Materials, Inc.
          "Independent Fiduciary" - U.S. Trust Company, the special fiduciary appointed to respond to the Exchange Offer on behalf of participants for whom properly completed instructions are not received by the deadline.
          "Instruction Card" - (or "Card" or "Participant Instruction Card") - the card/form on which a participant may give instructions to the Trustee as to whether or not to exchange in response to the Exchange Offer.
          "Offering Circular/Prospectus" - a document provided to all shareholders of Lockheed Martin Corporation which describes the Exchange Offer.
          "Plan Exchange Procedures" - a document provided to employees who participate in plans sponsored by Lockheed Martin Corporation or its subsidiaries which permit investment of account balances in Lockheed Martin Corporation common stock. The Plan Exchange Procedures set forth the procedures whereby a participant in one of those plans may instruct the plan trustee as to how to respond to the Exchange Offer.
          "Share Determination Date: - August 31, 1996, the balance in a participant's account on this date will be used to determine the number of shares that will be tendered as part of the Exchange Offer, if the participant (or the independent fiduciary tenders in the case of a participant who does not turn in a properly completed Instruction Card) directs the trustee to tender a percentage of his/her account.